Commitments and contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Legal Proceedings
From time to time the Company is a party, as plaintiff or defendant, to lawsuits in various jurisdictions in the ordinary course of business or in connection with its acquisition or disposal activities. Our best estimate of the outcome of the various disputes has been reflected in these financial statements as of December 31, 2020.
West Leo
We received notification of a force majeure occurrence on October 1, 2016 in respect of the West Leo which was operating for Tullow Ghana Limited ("Tullow") in Ghana. We filed a claim in the English High Court formally disputing the occurrence of force majeure and seeking declaratory relief from the High Court. Tullow subsequently terminated the drilling contract on December 1, 2016 for (a) 60-days claimed force majeure, or (b) in the alternative, frustration of contract, or (c) in the further alternative, for convenience. We did not accept that the contract had been terminated by the occurrence of force majeure under the terms of the drilling contract and/or that the contract had been discharged by frustration. Accordingly, we amended our claim in the English High Court to reflect this.
On July 3, 2018 the English High Court ruled the case in our favor and we recovered a total of $250.5 million which included amounts claimed on the termination revenue including interest. Claims to recover VAT were not ruled in our favor. Termination revenues have been recognized in "other revenues" per our Consolidated Statements of Operations. See Note 8 - "Other revenues" for further details.

Patent infringement
In January 2015, a subsidiary of Transocean Ltd. filed suit (the "Suit") against certain of our subsidiaries for patent infringement. The Suit alleged that two of our drilling rigs that operate in the U.S. Gulf of Mexico violated Transocean patents relating to dual-activity. In the same year, we challenged the validity of the patents via the Inter Parties Review process within the U.S. Patent and Trademark Office. The IPR board held in March 2017 that the patents were valid. In May 2017 we appealed to the U.S. Federal Circuit Court of Appeal and in June 2018 the court affirmed the IPR decision.

In December 2018, we reached an amicable agreement with Transocean over alleged patent infringement of the Transocean dual activity patent. Under the terms of the settlement, Seadrill and Seadrill Partners have entered into a global license agreement with Transocean for the dual activity drilling method on our rigs covering alleged past infringements and future use.

BP arbitration

In 2019, an arbitration entitled Seadrill US Gulf LLC, Seadrill Gulf Operations Vela LLC, and Seadrill Gulf Operations Auriga, LLC v. BP Exploration & Production, Inc., ICDR Case No. 01-19-003-0191 (the “Arbitration”), which was commenced by Seadrill US Gulf LLC, Seadrill Gulf Operations Vela, LLC, and Seadrill Gulf Operations Auriga LLC (collectively, the “Arbitration Debtors”) against BP Exploration & Production, Inc. (“BP”) and is currently pending before a three-arbitrator tribunal appointed by the International Centre for Dispute Resolution (the “Tribunal”), an affiliate of the American Arbitration Association (“AAA”). The Arbitration involves breach of contract claims against BP. BP has not asserted any counterclaims against the Arbitration Debtors.
The Arbitration Debtors and BP are parties to long-term contracts (the “Contracts”) worth $4.4 billion under which the Arbitration Debtors provided drilling rigs to BP. The Arbitration involves a dispute over the meaning of change-in-law provisions contained in the Contracts (the “Change-in-Law Provisions”). The Arbitration Debtors seek a total of $51 million for BP’s refusal to fully compensate their increased U.S. federal income tax costs incurred pursuant to the 2017 enactment of a Base Erosion Anti-Abuse Tax (“BEAT”).

Base erosion and anti-abuse tax (BEAT)
We continue to recognize income tax expense related to a provision of the 2017 US tax reform commonly referred to as BEAT. Three US drilling contracts include a change in legislation provision we believe makes the BEAT liability reimbursable. In September 2019 the Seadrill contracting parties commenced arbitration proceedings in New York for all three rigs to enforce these contractual obligations. A final hearing in the arbitration was held in March 2021 and a decision from the arbitration panel is expected in the first half of 2021.
Nigerian Cabotage Act litigation
Seadrill Mobile Units Nigeria Ltd ("SMUNL") commenced proceedings in May 2016 against the Honourable Minister for Transportation, the Attorney General of the Federation and the Nigerian Maritime Administration and Safety Agency with respect to interpretation of the Coastal and Inland Shipping (Cabotage) Act 2003 (the "Act"). On June 28, 2019, the Federal High Court of Nigeria delivered a judgement finding that: (1) Drilling operations fall within the definition of "Coastal Trade" or "Cabotage" under the Act and (2) Drilling Rigs fall within the definition of "Vessels" under the Act. The impact of this decision is that the Nigerian Maritime Administration and Safety Agency ("NIMASA") may impose a 2% surcharge on contract revenue from offshore drilling operations in Nigeria as well as requiring SMUNL register for Cabotage with NIMASA and pay all fees and tariffs as may be published in the guidelines that may be issued by the Minister of Transportation in accordance with the Act. However, on 22 July, 2019, SMUNL filed an appeal to the Court of Appeal challenging the decision of the Federal High Court. Due to the volume of cases currently being handled by the Court of Appeal sitting in Lagos we anticipate a decision within three to five years.
Although we intend to strongly pursue this appeal, we cannot predict the outcome of this case. We do not believe that it is probable that the ultimate liability, if any, resulting from this litigation will have a material effect on our financial position. Accordingly, no loss contingency has been recognized within the Consolidated Financial Statements.
Other claims or legal proceedings
We are not aware of any other legal proceedings or claims that we expect to have, individually or in the aggregate, a material adverse effect on the Company.
Commitments
We had no material lease commitments or unconditional purchase obligations at December 31, 2020 and 2019.
Guarantees
We have issued performance guarantees under our bank guarantee facility with Danske Bank in favor of third parties as beneficiaries totaling $11.9 million. As of December 31, 2020 we have not recognized any liabilities for these guarantees, as we do not consider it is probable for the guarantees to be called.